Broadstone Real Estate Access Fund

Supplement dated April 9, 2020
to the Statement of Additional Information dated February 10, 2020

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The following paragraphs are added to the end of the section of the Fund’s Statement of Additional Information entitled INVESTMENT OBJECTIVE AND POLICES - Certain Portfolio Securities and Other Operating Policies:

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities and other investments in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

During a general market downturn or disruption, the value of different asset classes held by the Fund may fluctuate greatly, thereby impacting the Fund’s ability to make additional investments without jeopardizing the Fund’s status as a RIC under the Code. The Fund’s failure to qualify as a RIC may subject the Fund to certain tax consequences and penalties. See “U.S. Federal Income Tax Considerations.”

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This Supplement, dated April 9, 2020, and the Prospectus and Statement of Additional Information dated February 10, 2020, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 833-280-4479.